CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Raymond Nolte, President of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     11/25/08                          /s/ Raymond Nolte
     ----------------------                 ------------------------------------
                                            Raymond Nolte, President
                                            (principal executive officer)


I, Amy M. Olsen, Treasurer of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     11/25/08                          /s/ Amy M. Olsen
     ----------------------                 ------------------------------------
                                            Amy M. Olsen, Treasurer
                                            (principal financial officer)